Fees Summary	Feb. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,280,000.00
Previously Paid Amount	0.00
Total Fee Amount	76,439.77
Total Offset Amount	0.00
Net Fee	$ 76,439.77
Final Prospectus	false